Exhibit 99.2
1 Unleashing the Potential of Immuno-Oncology Therapies November 7, 2024 © 2024 Xilio Therapeutics, Inc.

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans, timing and expectations related to: plans and anticipated milestones for vilastobart (XTX101), XTX301 and Xilio’s development candidates, including plans and timing for reporting Phase 2 clinical data for vilastobart in combination with atezolizumab in patients with microsatellite stable (MSS) colorectal cancer; the potential benefits of any of Xilio’s current or future product candidates in treating patients as a monotherapy or combination therapy; the period in which Xilio expects to have cash to fund its operations; the potential for Xilio to leverage its research platform to develop bispecific and cell engager molecules; and Xilio’s strategy, goals and anticipated financial performance, milestones, business plans and focus. The words “aim,” “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of important risks, uncertainties and other factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, general market conditions, risks and uncertainties related to ongoing and planned research and development activities, including initiating, conducting or completing preclinical studies and clinical trials and the timing and results of such preclinical studies or clinical trials; the delay of any current or planned preclinical studies or clinical trials or the development of Xilio’s current or future product candidates; Xilio’s ability to obtain and maintain sufficient preclinical and clinical supply of current or future product candidates; Xilio’s advancement of multiple early-stage immune cell engager programs, including tumor-activated immune cell engagers and tumor-activated effector-enhanced immune cell engagers; initial, preliminary or interim preclinical or clinical data or results (including, without limitation, the Phase 1C data for vilastobart), which may not be replicated in or predictive of future preclinical or clinical data or results; Xilio’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; results from preclinical studies or clinical trials for Xilio’s product candidates, which may not support further development of such product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of Xilio’s current or future clinical trials; Xilio’s ability to obtain, maintain and enforce patent and other intellectual property protection for current or future product candidates; Xilio’s ability to obtain and maintain sufficient cash resources to fund its operations; the impact of international trade policies on Xilio’s business, including U.S. and China trade policies; Xilio’s ability to maintain its clinical trial collaboration with Roche to develop vilastobart in combination with atezolizumab and its license agreement with Gilead to develop and commercialize XTX301. These and other risks and uncertainties are described in greater detail in the sections entitled “Risk Factor Summary” and “Risk Factors” in Xilio’s filings with the U.S. Securities and Exchange Commission (SEC), including Xilio’s most recent Quarterly Report on Form 10-Q and any other filings that Xilio has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent Xilio’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Xilio explicitly disclaims any obligation to update any forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Xilio’s own internal estimates and research. While Xilio believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, Xilio has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Xilio’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. TECENTRIQ is a registered trademark of Genentech USA Inc., a member of the Roche Group. Forward-Looking Statements and Disclaimers

3 I-O: immuno-oncology Immuno-Oncology Therapy is the Key to Curative Potential, But Continues to Be Limited by Systemic Toxicity Patient Portrayal Xilio believes the next revolution in I-O therapy will harness the power of the body’s immune system by leveraging the dysregulated biology of the tumor against itself

Xilio Exploits Dysregulated MMP Activity, a Hallmark of Invasive Cancer Common Across a Wide Range of Solid Tumors, to Activate Molecules in the Tumor

MMPs are dysregulated broadly across solid tumors

MMP mRNA expression in tumor vs. normal tissue


MMPs
Bladder
Breast
Bile duct
Colon
Esophageal
Head & neck
Renal
Liver
Lung Adeno
Lung Squamous
Prostate
Rectal
Gastric
Thyroid
Endometrial
log2 Fold Change
-3
-2
-1
0
+1
+2
+3

MMPs and immune cells co-localize at the invasive edge of tumors

In situ mRNA expression in human breast cancer


Tumor cells
(TROP2)
MMP
(MMP2)
T cells
(CD4, CD8A)

Left panel: Heatmap summarizing RNA expression changes of genes encoding for selected MMPs (bottom) in tumor vs. adjacent normal samples from multiple TCGA studies (x-axis). Color intensity tracks with log2-transformed fold changes (log2FC). Pre-processed TCGA data were obtained from UCSC Xena. **Right panel:** Spatial gene expression analysis using Xenium platform (10X Genomics) showing expression of TROP2 (TACSTD2, pink), MMP2 (yellow), CD4 and CD8A (blue) in a human breast cancer sample. https://www.10xgenomics.com/products/xenium-in-situ/human-breast-dataset-explorer; Xenium Explorer Version 1.2.0; Instrument Analysis Version: Xenium- 1.0.1
MMP: matrix metalloproteases

4

5 TME: tumor microenvironment Xilio’s Tumor-Activated Approach Has Been Successfully Applied in the Clinic Across Diverse Molecular Architectures Cleavage Site Half-Life Extension Domain Effector Domain Masking Domain Antibody Example Cytokine Example Masking Domain Variable Domain Variable Domain Masking Domain Cleavage Sites • Initial clinical validation, with >200 patients enrolled to date across clinical programs • Molecules designed for tumor-selectivity with a masking domain to block interaction with healthy tissue and cells • Dysregulated MMPs in the TME activate molecules via the protease cleavage site across a wide range of solid tumors (without the need for biomarkers) • Bank of >1,000 human solid tumor samples informed design and test molecule activation

6 Program Tumor Types Mechanism of Action Discovery IND-Enabling Phase 1 Phase 2 Phase 3 Partnerships Vilastobart (XTX101) in combination with atezolizumab (1) Metastatic MSS CRC anti-CTLA-4 + PD-L1 Clinical collaboration with Roche (with co-funding) XTX301 (2) Advanced Solid Tumors IL-12 Exclusive global license with Gilead XTX501 (3) Advanced Solid Tumors PD-1/IL2 bispecific Additional research-stage programs Undisclosed Tumor-activated cell engagers 1. Evaluating vilastobart (XTX101) in combination with atezolizumab (Tecentriq®) in patients with metastatic MSS CRC. 2. Evaluating XTX301 in Phase 1 monotherapy dose escalation and dose expansion for the treatment of advanced solid tumors. 3. Conducting initial IND-enabling activities. CRC: colorectal cancer; MSS: microsatellite stable Advancing Pipeline of Clinical and Preclinical Tumor-Activated Molecules

Positioned for Multiple Anticipated Key Clinical Milestones in Q4 2024

Q1 2024

XTX301 (IL-12)
Announced Partnership with Gilead
Exclusive global license for IL-12 program

Q2 2024

XTX501 (PD-1/IL2 bispecific)
Preclinical Poster Presentation
Presented data at AACR demonstrating initial preclinical proof-of-concept

Q3 2024

Vilastobart (anti-CTLA-4) [(1)]
RP2D in Combination Dose Escalation
Selected RP2D for vilastobart + atezolizumab

Initiated Phase 2 Combination Trial
Initiated enrollment in Phase 2 trial for vilastobart + atezolizumab in MSS CRC

Q4 2024

Tumor-activated immune cell engagers
Preclinical Poster Presentation
Presented data at SITC demonstrating initial preclinical proof-of-concept for tumor-activated cell engagers in SEECR format

Vilastobart (anti-CTLA-4) [(1)]
Report Initial Phase 2 Combination Data
Plan to report initial Phase 2 data for vilastobart + atezolizumab in ~20 patients with MSS CRC

XTX301 (IL-12)
Report Phase 1 Data
Plan to report Phase 1 safety and PK/PD data for XTX301 in patients with advanced solid tumors

1. Evaluating vilastobart (XTX101) in combination with atezolizumab (Tecentriq®) under co-funded clinical collaboration with Roche in Phase 2 combination trial in metastatic MSS CRC.
PD: pharmacodynamic; PK: pharmacokinetic; SEECR: selective effector-enhanced cell engager xilio THERAPEUTICS
7

8 Vilastobart (XTX101) Tumor -Activated, Fc -enhanced Anti -CTLA - 4

Vilastobart: Tumor-Activated, High Affinity Binding, Fc-Enhanced Anti-CTLA-4



Inactive State
ADCC-enhanced Fc
Variable Domain
Masking Peptide
Cleavage Sites
Variable Domain
Masking Peptide

Vilastobart Incorporates Multiple Differentiating Design Features for a Potential Best-in-Class Profile

- High affinity binding, 10x potency of ipilimumab in preclinical studies*
- Fc mutations for enhanced effector function (ADCC), improved T cell priming and Treg depletion
- On-treatment biopsies in Phase 1 monotherapy demonstrated >70% activated molecule in tumor with <15% activated molecule in periphery
- Generally well-tolerated in Phase 1 monotherapy, consistent with tumor-activated design
- Confirmed PR observed with monotherapy in Phase 1 in a PD-L1 negative NSCLC patient, including resolution of innumerable liver metastases

* Ipilimumab analog used for preclinical studies
ADCC: antibody-dependent cell-mediated cytotoxicity; NSCLC, non-small lung cancer; PR: partial response; Treg: regulatory T cells

9

Vilastobart (anti-CTLA-4) Advancing in Phase 2 Proof-of-Concept Trial for MSS CRC in Co-Funded Clinical Collaboration with Roche

Phase 2 Combination Proof-of-Concept Trial	***Anticipated Near-Term Phase 2 Data Milestones***
Metastatic MSS CRC patients with and without liver metastases vilastobart at 100 mg Q6W + atezolizumab at 1200 mg Q3W	❑ Initial data (n = ~20 total) in MSS CRC in Q4 2024 ❑ Additional data (n = ~40 total) in MSS CRC in Q1 2025

Currently Enrolling

xilio THERAPEUTICS

Q3W: once every three weeks; Q6W: once every six weeks

10

CRC Incidence is Increasing, Particularly In Young Adults: Majority of Patients with Stage 4 MSS CRC Have Liver Metastases

- CRC is 2nd in cancer-related deaths in the US and leading cause of cancer-related death in men younger than 50 in the US [(1)]
- CRC is 3rd in total annual new cases globally, with ~1.9M new cases and ~900,000 deaths related to CRC globally [(2)]
- >65% of Stage 4 CRC patients present with liver metastases, which are associated with poor outcomes [(3)]

~90,000 new cases of Stage 4 CRC patients estimated in the US per year


~5%
MSI-H
~28%
MSS CRC without
liver metastases
(~25,000 in US)
~67%
MSS CRC with
liver metastases
(~60,000 in US)

1. Siegel. CA Cancer J Clin.2023;73:233. 2. Bray. CA Cancer J Clin 2024;74:229. 3. Kawazoe. J Clin Oncol. 2024;42:2918.
MSI-H: microsatellite instability-high

xilio THERAPEUTICS
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12 • Majority of patients diagnosed with metastatic disease are not eligible for surgery and primary treatment includes chemotherapy and/or radiation (1) • Treatment for advanced MSS CRC typically includes chemotherapy +/- TKI, (1) followed by clinical trials or late-line therapies with minimal benefit (OS: ~6-9 months) (2) • Immune checkpoint inhibitors (pembrolizumab/ nivolumab) approved in MSI-H CRC have no meaningful efficacy in patients with MSS CRC (0-3% ORR) (3) 1. Eng. Lancet. 2024;404:294. 2. Grothey. Lancet. 2013;381:303; Mayer. N Engl J Med. 2015;372:1909; Li. JAMA. 2018;319:2486; Dasari. Lancet. 2023;402:41; Kawazoe. J Clin Oncol. 2024;42:2918. 3. Sahin. Am Soc Clin Oncol Educ Book. 2022:42:1 ORR: objective response rate; OS: overall survival; TKI: tyrosine kinase inhibitor I-O Therapies Have Shown Little to No Efficacy in MSS CRC to Date

13 Vilastobart (anti-CTLA-4) Phase 1C Combination Dose Escalation Data Vilastobart + Atezolizumab

14 Vilastobart (anti-CTLA-4) Advancing in Phase 2 Proof-of-Concept Trial for MSS CRC in Co-Funded Clinical Collaboration with Roche Currently enrolling Phase 2 Combination Proof-of-Concept Advanced solid tumors vilastobart at 75, 100 and 150 mg Q6W + atezolizumab at 1200 mg Q3W Metastatic MSS CRC patients with and without liver metastases vilastobart at 100 mg Q6W + atezolizumab at 1200 mg Q3W Phase 1C Combination Dose Escalation Currently enrolling

15 Data cutoff date: October 7, 2024 ECOG PS: ECOG performance status Phase 1C Combination Dose Escalation for Vilastobart (anti-CTLA-4) and Atezolizumab Enrolled Heavily Pre-Treated Patients with Cold Tumors Patient Characteristics Total (n=17) Demographics Age, median (range) 69 (39, 77) Female 6 (35%) ECOG PS 0 7 (41%) ECOG PS 1 10 (59%) Prior Lines of Anti-Cancer Treatment Median 3 (1-12) 1 2 (12%) 2 1 (6%) 3 6 (35%) 4 1 (6%) 5 3 (18%) 6 and more 4 (24%) Progressed on Prior Treatment with I-O ≥1 4 (24%) Tumor Types Total (n=17) Colorectal cancer (MSS) 12 Colorectal cancer (MSI-H) 1 Ampullary carcinoma 1 NSCLC 1 Esophageal cancer 1 Abdomen 1 Treatment Status Total (n=17) Continuing on Treatment 7 Discontinued Treatment 10 Progressive Disease 1 Adverse Events 2 Consent Withdrawal 4 Death 0 Investigator Decision 3 83% of patients had ≥3 prior lines of treatment Phase 1B Monotherapy Expansion Phase 1A Monotherapy Dose-Escalation Advanced Solid Tumors Vilastobart Phase 1 Trial Design Phase 1C Combination Dose Escalation (vilastobart + atezolizumab) Advanced Solid Tumors (n=17) Enrollment ongoing at vilastobart 150 mg Q6W dose level

Combination of Vilastobart (anti-CTLA-4) and Atezolizumab Was Generally Well-Tolerated with Minimal irAEs

AE Category / Term ***All TRAEs with ≥10% incidence in any category or any Grade 3 TRAE***	**All Phase 1C Patients (n=17) vilastobart (75, 100 or 150 mg Q6W) + atezolizumab (1200 mg Q3W)**	
	Any	**Grade 3**
ALT increased	3 (18%)	2 (12%)
Blood ALP increased	2 (12%)	1 (6%)
Diarrhea	2 (12%)	1 (6%)
Colitis	1 (6%)	1 (6%)
Infusion related reaction (1)	10 (59%)	0
AST increased	3 (18%)	0
Lipase increased	3 (18%)	0
Fatigue	2 (12%)	0
Dose reduction due to TRAE	1	
Treatment discontinuation due to TRAE (2)	1	

- ***No Grade 4 or Grade 5 TRAEs at any dose level***
- ***Only 3 patients experienced Grade 3 TRAEs, of these 2 experienced DLTs (150 mg dose level of vilastobart) (3)***
- ***No endocrine irAEs and limited skin irAEs***
- ***Selected initial RP2D of vilastobart (100 mg Q6W) + atezolizumab (1200 mg Q3W)***

Data cutoff date: October 7, 2024
1. Of the 10 patients with infusion related reactions, 4 experienced reactions related to vilastobart, 3 experienced reactions related to atezolizumab and 3 experienced reactions related to the combination.
2. Reflects discontinuation of both vilastobart and atezolizumab.
3. DLTs at the 150 mg dose level of vilastobart were experienced by one patient with Grade 3 colitis and diarrhea and one patient with grade 3 ALT and blood ALP elevation.
AE: adverse event; ALP: alkaline phosphatase; ALT: alanine aminotransferase; AST: aspartate transaminase; DLT: dose-limiting toxicity; irAE: immune-related adverse event; RP2D: recommended Phase 2 dose; TRAE: treatment-related adverse event xilio THERAPEUTICS
16

17 Combination of Vilastobart (anti-CTLA-4) and Atezolizumab Demonstrated Anti-Tumor Activity in Cold Tumors, Including a Sustained Tumor Reduction in a MSS CRC Patient with Metastatic Liver Disease Data cutoff date: October 7, 2024. n=12 response-evaluable patients. 1. PR (unconfirmed), patient withdrew consent prior to confirmatory scan. 2. PR (unconfirmed), awaiting confirmation. -40 -30 -20 -10 0 10 20 30 40 - 1% Best % change from baseline in sum of diameters of target lesions +20% -30% - 12%* Patients Treated with the Combination of Vilastobart and Atezolizumab in Phase 1C - 12% - 16% - 32% (1) - 33% (2) MSS CRC with liver metastases MSS CRC without liver metastases MSI-H CRC without liver metastases Other Cancers (NSCLC (*), ampullary () and esophageal)

18 Combination of Vilastobart (anti-CTLA-4) and Atezolizumab Demonstrated Anti-Tumor Activity in Cold Tumors, Including a Sustained Tumor Reduction in a MSS CRC Patient with Metastatic Liver Disease Data cutoff date: October 7, 2024. n=12 response-evaluable patients. BOR: best overall response MSS CRC (with liver metastasis) AMPULLARY CARCINOMA Patients Treated with the Combination of Vilastobart and Atezolizumab in Phase 1C % change from baseline in sum of diameters of target lesions Weeks from First Dose Partial response Stable disease Disease progression New lesion Unconfirmed BOR Ongoing Discontinued Treatment Status

19 PR (Unconfirmed)* in Patient with Ampullary Carcinoma (Cold Tumor) After Single Cycle of Combination of Vilastobart (anti-CTLA-4) and Atezolizumab Malignant Neoplasm of Ampulla of Vater • 76 year-old male • 2 prior lines of therapy: - Gemcitabine + nab-Paclitaxel - 5-fluorouracil + Irinotecan Liposome + Leucovorin • Administered vilastobart (150 mg Q6W) + atezolizumab (1200 mg Q3W) • Significant CA 19-9 decrease after a single cycle of the combination Data cutoff date: October 7, 2024 * Patient withdrew consent prior to confirmatory scan. C1D1: cycle 1, day 1 Screening 8 weeks after C1D1 Sum of diameters 60.5 mm 41.2 mm Change - 32% Serum tumor marker Screening C1D1 6 weeks after C1D1 CA 19-9 (U/mL) 575.0 700.2 40.8

20 PR (Unconfirmed)* in Ampullary Carcinoma After Single Cycle of Combination of Vilastobart (anti-CTLA-4) and Atezolizumab (32% Reduction in Sum of Diameters) Target Lesion At Screening Target Lesion After 8 weeks Data cutoff date: October 7, 2024. Patient administered vilastobart (150 mg Q6W) and atezolizumab (1200 mg Q3W). 20 * Patient withdrew consent prior to confirmatory scan.

21 PR (Unconfirmed)* in Patient With MSS CRC, Including Full Resolution of Target Lesion in Liver • 69 year-old female • 5 prior lines of therapy: - FOLFOX-Avastin - FOLFIRI-Avastin - Cetuximab - Lonsurf - FOLFIRI-Panitumamab • Administered vilastobart (150 mg Q6W) + atezolizumab (1200 mg Q3W) MSS CRC and Liver Metastasis Screening 1st follow-up (9 weeks) 2nd follow-up (18 weeks) 3rd follow-up (27 weeks) Sum of diameters 98.4 mm 70.5 mm 71.0 mm 66.3 mm Change - 28% - 28% - 33% Data cutoff date: October 7, 2024 * PR pending confirmation Including full resolution of target lesion in the liver

22 PR (Unconfirmed)* Including Resolution of Liver Metastatic Lesion in Patient With MSS CRC (33% Reduction in Sum of Diameters) Target Liver Lesion – After 9 weeks Target Liver Lesion – After 27 weeks Target Liver Lesion – Baseline No visible lesion 22 Data cutoff date: October 7, 2024. Patient administered vilastobart (150 mg Q6W) and atezolizumab (1200 mg Q3W) * PR pending confirmation Target Liver Lesion – After 18 weeks 15.6 mm 6.8 mm 5.8 mm

Encouraging Initial Evidence of Combination Activity Observed in Phase 1C; Anticipate Initial Phase 2 Combination Proof-of-Concept Data in Q4 2024

Initial Phase 1C Data for Combination of Vilastobart and Atezolizumab

- Generally well-tolerated with minimal irAEs
- Initial evidence of anti-tumor activity in cold tumors, including a PR (unconfirmed) in a patient with MSS CRC with complete resolution of liver metastasis

Anticipated Near-Term Phase 2 Data Milestones

- ❑ Initial data (n = ~20 total) in MSS CRC in Q4 2024
- ❑ Additional data (n = ~40 total) in MSS CRC in Q1 2025

Data cutoff date: October 7, 2024

xilio THERAPEUTICS
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24 Vilastobart (XTX101) Phase 1 Monotherapy Clinical Data

Phase 1 Monotherapy Trial for Vilastobart (anti-CTLA-4) Included Patients With a Wide Range of Advanced/Refractory Solid Tumors

Vilastobart Monotherapy Phase 1 Trial Design

Phase 1A
Monotherapy Dose-Escalation
Advanced Solid Tumors
(n=20)

Phase 1B
Monotherapy Expansion
(n=19)

Enrollment Completed

n=21 patients treated at the monotherapy RP2D (150 mg Q6W)

Patient Characteristics	Total (n=39)
Demographics	
Age, median (range)	62 (43, 80)
Female	19 (49%)
ECOG PS 0	12 (31%)
ECOG PS 1	27 (69%)
Prior Lines of Anti-Cancer Treatment	**Median 4 (1-12)**
1	4 (10%)
2	4 (10%)
3	9 (23%)
4	8 (21%)
5	5 (13%)
6 and more	9 (23%)
Progressed on Prior Treatment with I-O	
≥1	21 (54%)

Tumor Types	Total (n=39)
Colorectal cancer	12
NSCLC	5
Pancreatic cancer	3
Breast cancer	3
Melanoma	3
Merkel cell carcinoma	2
Squamous cell skin	2
Esophageal cancer	1
Cervical cancer	1
Prostate cancer	1
Gastric cancer	1
Fallopian tube cancer	1
Leiomyosarcoma	1
Renal cell carcinoma	1
Uterine cancer	1
Endometrial cancer	1

Treatment Status	Total (n=39)
Continuing on Treatment	**2**
Discontinued Treatment	**37**
Progressive Disease	16
Adverse Events	5
Consent Withdrawal (Hospice)	5
Death	3
Investigator Decision	3
Unacceptable Toxicity	2
Other	3

- 80% of patients had 3 or more prior lines of treatment
- 54% of patients progressed on prior I-O treatment

xilio THERAPEUTICS

Data cutoff date: October 7, 2024

25

26 Data cutoff date: October 7, 2024 Vilastobart (anti-CTLA-4) 150 mg Q6W Was Generally Well-Tolerated with Minimal TRAEs AE Category / Term All TRAEs with ≥10% incidence in any category or any Grade 3 TRAE Vilastobart 150 mg Q6W (monotherapy RP2D, n=21) Any Grade 3 Diarrhea 3 (14%) 2 (10%) Colitis 3 (14%) 2 (10%) Infusion related reaction 2 (10%) 1 (5%) Fatigue 3 (14%) 0 Lymphopenia 1 (5%) 1 (5%) Dermatitis 1 (5%) 1 (5%) Blood creatine phosphokinase increased 1 (5%) 1 (5%) Dose reduction due to TRAE 2 Treatment discontinuation due to TRAE 2 • No Grade 4 or 5 TRAEs were reported for vilastobart at the monotherapy RP2D of 150 mg Q6W • No endocrine irAEs and limited skin irAEs • Safety data included long-term administration of vilastobart > 1 year in 1 patient

27 Data cutoff date: October 7, 2024. n=17 response-evaluable patients RCC: renal cell carcinoma Vilastobart (anti-CTLA-4) 150 mg Q6W Demonstrated Anti-Tumor Activity With Confirmed PR in PD-L1 Negative NSCLC, Including Resolution of Liver Metastases -60 -40 -20 0 20 40 60 80 100 MSS CRC - 1% Best % change from baseline in sum of diameters of target lesions +20% -30% RCC - 20% MELANOMA - 23% NSCLC (with liver metastases) - 52% 150 Patients Treated in Phase 1 at Monotherapy RP2D

28 Vilastobart (anti-CTLA-4) 150 mg Q6W Demonstrated Deep and Durable Confirmed PR in Patient with PD-L1 Negative NSCLC, Including Resolution of Innumerable Hepatic Metastases • 66 year-old female • Progressed after 1 prior line of treatment (paclitaxel and carboplatin) • Administered vilastobart at 150 mg Q6W (monotherapy RP2D) for 7 doses (36 weeks) PD-L1 Negative Stage 4 NSCLC Screening 1st follow-up (9 weeks) 4th follow-up (36 weeks) Sum of diameters 93.0 60.0 45.0 Change - 35% - 52% Data cutoff date: October 7, 2024

29 Vilastobart (anti-CTLA-4) 150 mg Q6W Demonstrated Deep and Durable Confirmed PR Through 36 Weeks in a Patient with PD-L1 Negative NSCLC 29 9 weeks of vilastobart Baseline 18 weeks of vilastobart 52% Reduction (Sum of Diameters) Through 36 Weeks

30 Vilastobart (anti-CTLA-4) 150 mg Q6W Demonstrated Durable Resolution of Hepatic Metastases Through 36 Weeks in a Patient with PD-L1 Negative NSCLC 9 weeks of vilastobart Baseline 30 18 weeks of vilastobart

31 XTX301 Tumor -Activated IL -12

The Compelling Potential of IL-12 as a Therapeutic Agent

- IL-12 has significant potential as a potent I-O therapeutic agent in cold tumors
- Poor tolerability has limited its clinical progress for decades
- No currently approved IL-12 agents

IL-12 Has Highly Compelling Biology for I-O Applications

- Exquisitely potent stimulator of NK and T cell cytotoxicity and INFγ production
- Capable of polarizing CD4 T-cells towards Th1 phenotype, thus driving cellular immunity against infection and cancer
- Robust INFγ induction results in broad remodeling of the TME towards a more immune-permissive environment
- Demonstrated single agent objective responses in patients, but poorly tolerated (MTD <500 ng/kg on repeat dosing)

INFγ is a pleiotropic molecule with associated antiproliferative, pro-apoptotic and antitumor mechanisms. Th1-type cytokines tend to produce the proinflammatory responses responsible for killing intracellular parasites and for perpetuating autoimmune responses.
INFγ: interferon gamma; g/kg: nanograms/kilogram; NK: natural killer.

xilio THERAPEUTICS 32

33 Inactive State XTX301: Tumor-Activated IL-12 • Activated XTX301 designed to have optimized short half-life IL-12 (half-life extension domain not retained) • Efficient activation by human tumors demonstrated ex vivo • Robust anti-tumor activity and tumor-selective PD in vivo in preclinical model • Potential for broad therapeutic index supported by robust preclinical data • Generally well-tolerated with no DLTs observed in Phase 1 dose escalation to date XTX301 Designed to Overcome the Limitations of Systemic Recombinant Human IL-12 Half-Life Extension Domain Masking Domain Effector Domain Cleavage Site

34 Entered Into Partnership with Gilead in March 2024, Designed to Explore Broad Potential of IL-12 Across Solid Tumors $43.5M total upfront payments ($30M cash payment + $13.5M initial equity investment at a premium ($1.97/share) Up to $604M additional contingent payments: • Includes up to $29M prior to transition fee for up to $11.5M in additional equity investments (1) and a development milestone • $75M transition fee • Up to $500M for additional development, regulatory and sales-based milestones after transition fee Gilead received an exclusive global license to develop and commercialize Xilio’s tumor-activated IL-12 program, including XTX301 • Xilio responsible for clinical development of XTX301 in ongoing Phase 1 trial through initial planned Phase 2 trial • Following delivery by Xilio of specified clinical data package for XTX301, Gilead can elect to pay transition fee and transition development and commercialization to Gilead (2) 1. Subject to 19.9% ownership cap. In April 2024, Xilio received aggregate gross proceeds of approximately $3.3 million from an additional private placement with Gilead under the stock purchase agreement and is eligible to receive up to approximately $8.2 million in additional gross proceeds from up to two additional equity investments by Gilead. 2. If Gilead elects not to transition responsibilities for development and commercialization, the agreement will automatically terminate. Tiered royalties: high single-digits to mid-teens

35 XTX301 Phase 1 Monotherapy Dose Escalation Initial Data

XTX301 Monotherapy Phase 1 Ongoing: No DLTs Reported To Date at Doses Equivalent to >100x MTD for Systemically Active rhIL-12

XTX301 Phase 1 Trial Design

Phase 1A
Monotherapy Dose Escalation

- Advanced solid tumors
- 3+3 design with optional dose expansion (up to 10 patients per cohort)

Enrollment Ongoing
*Current dose: 60 µg/kg Q6W ***

Phase 1B
Monotherapy PD Cohort

- n = up to 40
- Selected solid tumors

Enrollment Ongoing
*Current dose: 45 µg/kg Q6W ***

XTX301 Phase 1 Monotherapy Dose Escalation

DL1:
5 µg/kg
Q3W
No DLTs

DL2:
15 µg/kg
Q3W
No DLTs

DL3:
45 µg/kg
Q3W or Q6W*
No DLTs

DL4:
60 µg/kg
Q6W**
Ongoing

- Generally well-tolerated with no DLTs reported to date
- XTX301 is administered in the outpatient setting

As of August 5, 2024
* Q6W dosing schedule evaluated at DL3 based on emerging PK data for XTX301 half-life in inactive state
** Preceded by a single priming dose of XTX301 at 15 µg/kg
DL1: dose level 1; DL2: dose level 2; DL3: dose level 3; DL4: dose level 4; MTD: maximum tolerated dose; rHIL: recombinant human Interleukin 12

36

37 XTX301 Phase 1 Monotherapy Data Anticipated in Q4 2024 • Demonstrated dose-dependent anti-tumor activity without significant body weight loss in vivo • Preferentially activated in tumors vs. plasma in vivo and patient tumors vs. plasma ex vivo • Generally well-tolerated with no DLTs observed to date - Enrollment ongoing in Phase 1 monotherapy dose escalation and dose expansion - Currently evaluating XTX301 at 60 μg/kg Q6W in dose escalation * • Entered into partnership with Gilead in March 2024 designed to explore broad potential of IL-12 across solid tumors • Report Phase 1 safety and PK/PD data Q4 2024 Next Anticipated Milestone As of August 5, 2024 * Preceded by a single priming dose of XTX301 at 15 μg/kg

38 XTX501 PD1/IL2 bispecific

XTX501: Tumor-Activated PD1/IL2 Bispecific



Inactive State
mAb Variable Domain
Cleavage Site
Alpha-optimized IL-2
PD-1 mAb
Masking Domain

Demonstrated Synergistic Anti-Tumor Activity, Antibody-Like PK and Favorable Tolerability in NHP

- Alpha-optimized IL-2 with affinity-tuned, VHH-based mask
- Non-masked PD1 in Fc-silenced heterodimeric IgG1 backbone
- XTX501 designed to direct IL-2 to PD1+ T cells and induce a differentiated, enhanced immune response to cancer compared to PD-(L)1 monotherapy or PD-(L)1 + IL-2 combination
- Effective masking *in vitro,* potent *in vivo* pharmacology as monotherapy and antibody-like half-life and tolerability in NHP

NHP: non-human primate; VHH: variable heavy domain of heavy chain.

39

XTX501 Designed to Induce a Differentiated, Enhanced Immune Response to Cancer Compared to PD-(L)1 Monotherapy or PD-(L)1 + IL-2 Combination



XTX501
Masked
XTX501
Activated
Masked PD1-targeted IL-2 mutein
Tumor Proteases
PD-1 mAb
IL-2
Tumor-reactive PD1+/ TCF-1+ stem-like T cell (yellow) and bystander T cells (blue)
Selective concentration of IL-2 on PD1+/TCF-1+ stem-like T cells (yellow)
Untargeted IL-2 diluted across T cell population including consumption by more abundant bystander T cells (blue)
IL-2 receptor
PD-1
PD-1 mAb binds tumor-reactive PD1+/TCF1+ stemlike T cells (yellow)
PD-1
IL-2 receptor
Tumor
Dysfunctional tumor-reactive progeny with limited effector function due to minimal IL-2 signal
Differentiation and expansion of tumor-reactive T cell progeny with superior effector function
Progeny T cells highly functional and effective, enabling durable tumor eradication
"Exhausted" and dysfunctional progeny T cells ineffective at tumor control
Non-tumor-reactive progeny minimally contributing to tumor control

- Targeted delivery of IL-2 to PD1+ cells selectively enhances IL-2 signaling on tumor-reactive, stem-like T cells
- Drives unique differentiation program in progeny effector T cells endowing them with superior effector function and anti-tumor activity
- Not achievable with PD-(L)1 monotherapy or IL-2 combo since no concurrent selective targeting of tumor-reactive cells xilio THERAPEUTICS

Figure adapted from Deak et al., OncoImmunology, 2023. Figure generated using BioRender.com.

40

41 Vehicle PD1 +XTX202 PD1/IL2 Bispecific 0 2 4 6 8 10 15 20 Tumor CD8+GranzymeB+ T cells Fold-Change Over Vehicle XTX501 Increased Intra-tumoral Cytotoxic and TCF1+ Stem-like T cells Robust Preclinical Monotherapy Activity Beyond XTX202 + PD1 Combination XTX501 Demonstrated Differentiated Pharmacology vs PD1 or PD1+XTX202 Indicative of Enhanced Anti-Tumor Immunity Left panel: Female C57BL/6 hPD-1 mice (n=8 in each treatment group) were inoculated with MB49 tumor cells. On day 0, 5 mice received vehicle or equimolar doses of anti-PD1 antibody (pembrolizumab) plus XTX202 (Masked βγIL-2), or XTX501. Tumor volume change on day 12 post treatment relative to baseline is shown as a waterfall plot. Right panel: Female C57BL/6 hPD-1 mice (n=5 in each treatment group) ) were inoculated with MB49 tumor cells. On day 0, 5 mice received vehicle or equimolar doses of anti-PD1 antibody (pembrolizumab) plus XTX202 (Masked βγIL-2), or XTX501. Tumors were harvested on day 7 post initial treatment and tumor infiltrating lymphocytes were phenotyped using flow cytometry. Fold-over mean vehicle is shown for the treatment arms for CD8+/GranzymeB positive and CD8+/TCF1+ T cells. Data generated with analog of XTX501 with minimal variance in amino acid sequence. -100 -80 -60 -40 -20 0 20 40 60 80 100 500 1000 Tumor Volume Change from Baseline Vehicle XTX501 XTX202 + PD1 Vehicle PD1 +XTX202 PD1/IL2 Bispecific 0 2 4 6 8 10 15 20 Tumor CD8+TCF1+ T cells Fold-Change Over Vehicle

42 Cell Engager Programs

43 Selective Effector-Enhanced Cell EngageR (SEECR molecules) Xilio is Developing Tumor-Activated Cell Engagers Built on Our Validated Masking Approach and Conditional Half-Life Optimization Advanced Tumor-Activated Cell EngageR (“ATACR” molecules) Illustrations generated using Biorender.com Design Goals • Potent tumor-selective T cell engagement and co-stimulation • Minimal peripheral activity and off-tumor cytotoxicity

44 Left panel: Protease dependent CD3-binding demonstrated via TAA-TCEs bound to immobilized CD3 in an ELISA. Right panel: Protease-dependent tumor cell killing. Active TAA-TCEs led to killing in co-culture assay. A375 tumor cells were cultured overnight before addition of expanded T cells at a 5:1 E:T. Test articles were titrated into the wells and then plates were incubated for 2 days at 37°C. Effector cells were washed away and then remaining viable tumor cells were measured. TAA: Tumor-associated antigen; TCE: T cell engager Xilio’s Masking Technology Enabled Efficient Masking of the CD3 Binding Domain of Cell Engagers • Demonstrated Protease-Dependent Binding to CD3 by ELISA Confirmed Protease-Dependent Activity in Primary T Cell Assay 1 10 100 1000 10000 100000 1000000 0 1 2 3 Concentration (pM) Absorbance 450-540 nm 0.00001 0.0001 0.001 0.01 0.1 1 10 100 1000 10000 100000 0 20 40 60 80 100 Concentration (pM) % Normalized Killing TAA-TCE Masked TAA-TCE >450x Active TAA-TCE Masked >1,700 Masked

SEECR Molecule Demonstrated Unique Ability to Drive Sustained, Serial Tumor Cell Killing Over Multiple Rounds of Stimulation in Preclinical Model

Preclinical Repeat Stimulation Assay to Evaluate Ability of Molecules to Elicit Serial Tumor Cell Killing



Tumor cells
Combine T cells, Tumor Cells and Treatment
2-Day Tumor Cell Killing Assay
Assess Tumor Cell Killing %
Collect T cells
Repeat 3 times using collected T cells
Treatments
Human T cells
+

Only SEECR Format Enabled Sustained Tumor Cell Killing



% Target Cell Killing
100
50
0
1
2
3
Stimulation cycle
TAA-T Cell Engager (not effector enhanced)
Active SEECR-T
Non-targeting Control T Cell Engager

Human T cells were incubated over three consecutive rounds with indicated test articles and A431 cancer cells and percent tumor cell killing was assessed using a luminescence readout.

45

46 SEECR Featured Antibody-Like PK and Tolerability Comparable to Control SEECR Showed Significantly Enhanced Activity and Survival Compared to Standard TCE PK, tolerability, and anti-tumor activity of SEECR-T molecules were evaluated in the human A375 melanoma model in NSG mice engrafted with human T cells. In the efficacy study, animals received IV doses of TAA-TCE (1 mg/kg, Q3Dx8), masked SEECR-T (1 mg/kg, Q3Dx8), or control TCE molecules (1 mg/kg, Q3Dx8). Left panel top: TAA-TCE and masked SEECR-T demonstrated similar PK profiles. Left panel bottom: All treatments were well tolerated, and no body weight loss was observed. Right panel top: Masked SEECR-T molecule (IV, 8 doses) significantly inhibited tumor growth, achieving 86% TGI on Day 11 (Data presented as mean ±SEM, two-way ANOVA followed by post hoc Dunnett’s test on Day 11, *P < 0.05). Right panel bottom: The treatment with masked SEECR-T molecule improved median animal survival from 17 days to more then 27 days (Gehan-Breslow-Wilcoxon test, **P < 0.005). TR: tumor regression SEECR Molecule Demonstrated Potent Anti-Tumor Activity, Antibody-Like PK and was Well-Tolerated in Murine Models 0 2 4 6 8 10 12 -20 -10 0 10 20 Days post-treatment start Body weight change (%) Control TCE 1 mg/kg TAA-TCE 1 mg/kg Masked SEECR-T 1 mg/kg 0 2 4 6 8 10 12 0 250 500 750 1000 1250 1500 Days post-treatment start Tumor volume (mm³ + SEM) * TGI (D11) = 26% TGI (D11) = 86% TR 0/8 0/8 5/8 0 5 10 15 20 25 0 25 50 75 100 Day Post Treatment Start Survival, % ** 0 50 100 150 200 1 10 100 1000 10000 100000 time (hours) Concentration (ng/mL) Pharmacokinetics Tolerability Anti-Tumor Activity Survival

47 Management Overview and Recent Financial Results

48 Deep Expertise to Build a Transformational Immuno-Oncology Company Experienced Leadership Team with Proven Track Record in Biotech and Pharma Developing Novel Therapies RENÉ RUSSO, PHARM.D. Chief Executive Officer and President, Director CHRIS FRANKENFIELD Chief Financial and Operating Officer ULI BIALUCHA, PH.D. Chief Scientific Officer KATARINA LUPTAKOVA, M.D. Chief Medical Officer SCOTT COLEMAN, PH.D. Chief Development Officer

49 Q3 2024 Financial Results Anticipate Cash Runway Through End of Q2 2025 Balance Sheet September 30, 2024 (1) December 31, 2023 Cash and Cash Equivalents $61.3M $44.7M 1. Unaudited Statement of Operations Three Months Ended September 30 2024 (1) 2023 (1) License Revenue $2.3M $— Research & Development Expenses $10.8M $11.1M General & Administrative Expenses $6.3M $6.3M Net Loss $(14.0M) $(16.7M)

50 Xilio is working to deliver highly potent, localized immunotherapies in cancer and beyond Xilio Therapeutics is a Differentiated I-O Company with a Proprietary Tumor-Activated Platform and the Team to Deliver